Exhibit 10.1

AMENDMENT NO. 6 TO CREDIT AGREEMENT

AMENDMENT NO. 6 TO CREDIT AGREEMENT, dated as of July 5, 2018 (this “Amendment”), to the Amended and Restated Credit Agreement dated as of February 14, 2017 (as amended by Amendment No. 1 to Credit Agreement dated as of March 31, 2017, Amendment No. 2 to Credit Agreement dated June 2, 2017, Amendment No. 3 to Credit Agreement dated February 5, 2018, Amendment No. 4 to Credit Agreement dated March 6, 2018, Amendment No. 5 to Credit Agreement dated May 24, 2018, and as otherwise amended, supplemented and modified from time to time, the “Credit Agreement”) among NGL ENERGY PARTNERS LP, a Delaware limited partnership (“Parent”), NGL ENERGY OPERATING LLC, a Delaware limited liability company (“Borrowers’ Agent”), each subsidiary of the Parent identified as a “Borrower” under the Credit Agreement (together with the Borrowers’ Agent, each, a “Borrower” and collectively, the “Borrowers”), each subsidiary of Parent identified as a “Guarantor” under the Credit Agreement (together with the Parent, each, a “Guarantor” and collectively, the “Guarantors”) DEUTSCHE BANK AG, NEW YORK BRANCH, as technical agent (in such capacity, together with its successors in such capacity, the “Technical Agent”) and DEUTSCHE BANK TRUST COMPANY AMERICAS (“DBTCA”), as administrative agent for the Secured Parties (in such capacity, together with its successors in such capacity, the “Administrative Agent”) and as collateral agent for the Secured Parties (as defined below) (in such capacity, together with its successors in such capacity, the “Collateral Agent”) and each financial institution identified as a “Lender” or an “Issuing Bank” under the Credit Agreement (each, a “Lender” and together with the Technical Agent, the Administrative Agent and the Collateral Agent, the “Secured Parties”).
RECITALS
WHEREAS, the Borrowers have requested certain amendments to the Credit Agreement; and
WHEREAS, the Lenders have agreed to amend the Credit Agreement solely upon the terms and conditions set forth herein;
NOW, THEREFORE, in consideration of the premises and the agreements hereinafter set forth, the parties hereto hereby agree as follows:
1.Defined Terms. Unless otherwise noted herein, terms defined in the Credit Agreement and used herein shall have the respective meanings given to them in the Credit Agreement.

2.Amendment to Section 1.1 (Certain Defined Terms) of the Credit Agreement. The following capitalized terms defined in Section 1.1 of the Credit Agreement are hereby amended as follows:

(a)the defined term “Interest Coverage Ratio” is amended by adding the following immediately after the phrase “Consolidated Interest Expense for such period” as it appears at the end of clause (b) of such defined term:

“; provided that for purposes of determining compliance with Section 7.11(c) for the four fiscal quarters ending September 30, 2018, if the 2021 Senior Note Redemption Requirements have been satisfied, the term “Consolidated Interest Expense” shall (i) exclude the full amount of the Consolidated Interest Expense attributable to the 2021 Senior Notes for such period, and (ii) include an amount equal to the Consolidated Interest Expense that would arise from the Deemed Working Capital Revolving Loans, as if such loans were outstanding from and including the date of closing of the Retail Propane Disposition to September 30, 2018”;
(b)the defined term “Leverage Ratio” is amended by adding the following immediately after the phrase “for the period of four fiscal quarters most recently ended” as it appears at the end of clause (b) of such defined term

“; provided that for purposes of determining compliance with Section 7.11(a) for the four fiscal quarters ending September 30, 2018, if the 2021 Senior Note Redemption Requirements have been satisfied, the term “Total Indebtedness” shall exclude Total Indebtedness arising from the 2021 Senior Notes”;
3.Amendment to Section 1.1 (Certain Defined Terms) of the Credit Agreement. Section 1.1 of the Credit Agreement is hereby amended by adding the following new defined terms “in their respective alphabetical order therein:

““Atlantic Acquisition and Transfer of Ownership” means the acquisition of the roughly 40% of the outstanding Equity Interests in Atlantic Propane, LLC, an Oklahoma limited liability company, that are not currently held directly or indirectly by Parent for an amount equal to approximately $12,000,000 and the transfer of 100% of the outstanding Equity Interests in Atlantic Propane, LLC by Parent to NGL Propane, LLC, a Delaware limited liability company, a Credit Party and wholly-owned subsidiary of Parent.”
““Deemed Working Capital Revolving Loans” means a principal amount of Working Capital Revolving Loans deemed to be outstanding from and including the date of close of the Retail Propane Disposition to September 30, 2018 under the Working Capital Revolving Facility in an aggregate principal amount equal to the 2021 Senior Notes Payoff Amount.”
““Retail Propane Disposition” means the sale of 100% of the issued and outstanding limited liability company membership interests of NGL Propane, LLC, a Delaware limited liability company, for total cash consideration of approximately $900,000,000, as more specifically provided and subject to the terms and conditions of the Retail Propane Purchase Agreement.”
““Retail Propane Purchase Agreement” means that certain Membership Interest Purchase Agreement dated as of May 30, 2018, entered by and among, Borrowers’ Agent, Parent and Superior Plus Energy Services Inc.”
““2021 Senior Note Issuers” means NGL Energy Finance Corp., a Delaware corporation, and the Parent.”
““2021 Senior Note Redemption Requirements” means (i) on or prior to September 30, 2018, an irrevocable notice of redemption for all of the outstanding 2021 Senior Notes has been validly issued to the holders of the 2021 Senior Notes, which notice requires the redemption of all of the outstanding 2021 Senior Notes on or prior to November 15, 2018, (ii) on or prior to the earlier to occur of (x) the delivery of the Compliance Certificate with respect to the fiscal quarter ending September 30, 2018 pursuant to Section 6.3(c) of this Agreement, and (y) November 15, 2018, all of the outstanding 2021 Senior Notes have been repurchased by or on behalf of the 2021 Senior Note Issuers, and (iii) at all times from and after the consummation of the Retail Propane Disposition until the earlier to occur of (x) the repayment in full of the 2021 Senior Notes, (y) the delivery of the Compliance Certificate with respect to the fiscal quarter ending September 30, 2018 pursuant to Section 6.3(c) of this Agreement, and (z) November 15, 2018, permit the Working Capital Facility Availability, at any time, to be less than the 2021 Senior Notes Payoff Amount.”
““2021 Senior Notes” means those certain 6.875% senior notes due 2021 issued by the 2021 Senior Note Issuers, pursuant to that certain Indenture dated as of October 16, 2013.”
““2021 Senior Notes Payoff Amount” means, at any time, the aggregate amount required to pay off the 2021 Senior Notes in full on and after October 15, 2018 but prior to November 15, 2018, which amount shall include principal, prepayment amounts, and other amounts due in connection, but excluding accrued but unpaid interest, with the payment in full of the 2021 Senior Notes during such period.
4.Amendment to Section 7.4 (Mergers, Consolidations, Disposition and Acquisitions of Assets) of the Credit Agreement. Clause (5) of Section 7.4 of the Credit Agreement is hereby amended (a) by deleting the phrase “the Retail West Disposition” as it first appears in the second proviso of such Clause (5) immediately after the phrase “shall not be applicable to” and inserting in lieu the following, “either the Retail West Disposition or the Retail Propane Disposition” and (b) by deleting the phrase “the assets sold in the Retail West Disposition” as it appears the second proviso of such Clause (5) immediately after the phrase “the 7.5% limit on Dispositions for fiscal year 2018,” and inserting in lieu the following, “all of the assets sold in either the Retail West Disposition or the Retail Propane Disposition”.
5.Amendment to Section 7.4 (Mergers, Consolidations, Disposition and Acquisitions of Assets) of the Credit Agreement. Section 7.4 of the Credit Agreement is hereby further amended as follows: (i) by deleting the “and” as it appears at the end of clause (8) thereof, (ii) by deleting the “.” at the end of clause (9) thereof and inserting in lieu thereof “; and” and (iii) by inserting the following as a new clause in the appropriate numeric order:
“(10)    the Credit Parties may consummate each of (i) the Atlantic Acquisition and Transfer of Ownership, and (ii) the Retail Propane Disposition.”
6.Amendment to Section 7.7 (Investments, Loans) of the Credit Agreement. Section 7.7 of the Credit Agreement is hereby further amended as follows: (i) by deleting the “and” as it appears at the end of clause (k) thereof, (ii) by deleting the “.” at the end of clause (l) thereof and inserting in lieu thereof “; and” and (iii) by inserting the following as a new clause in the appropriate numeric order:

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“(m)    the Atlantic Acquisition and Transfer of Ownership.”
7.Representations and Warranties; No Default. To induce the Lenders to enter into this Amendment, each Credit Party that is a party hereto (by delivery of its respective counterpart to this Amendment) hereby (i) represents and warrants to the Administrative Agent and the Lenders that after giving effect to this Amendment, its representations and warranties contained in the Credit Agreement and other Loan Documents are true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of such earlier date); (ii) represents and warrants to the Administrative Agent and the Lenders that it (x) has the requisite power and authority to make, deliver and perform this Amendment; (y) has taken all necessary corporate, limited liability company, limited partnership or other action to authorize its execution, delivery and performance of this Amendment, and (z) has duly executed and delivered this Amendment and (iii) certifies that no Default or Event of Default has occurred and is continuing under the Credit Agreement (after giving effect to this Amendment) or will result from the making of this Amendment.
8.Effectiveness of Amendments. This Amendment shall become effective upon the first date on which each of the following conditions has been satisfied:
(a)Amendment Documents. The Administrative Agent shall have received this Amendment, duly executed and delivered by each of the Credit Parties, and by Lenders constituting the Required Lenders.
(b)Expenses. The Borrowers shall, upon demand, pay to the Administrative Agent any and all other reasonable fees, costs and expenses that are for the account of the Borrowers pursuant to Section 10.9 of the Credit Agreement, including all such fees, costs and expenses incurred in connection with this Amendment.
(c)Proceedings and Documents. All corporate and other proceedings pertaining directly to this Amendment and all documents, instruments directly incident to this Amendment shall be satisfactory to the required Lenders and their respective counsel and the Technical Agent shall have received all such counterpart originals or certified or other copies of such documents as the Technical Agent may reasonably request.
9.Retail Propane Releases; Proceeds Application. By executing this Amendment, each Lender party hereto consents, subject to the consummation of the Retail Propane Disposition in accordance with the terms of the Retail Propane Purchase Agreement, to the release of (and authorizes the Collateral Agent to release) NGL Propane, LLC together with its wholly-owned subsidiaries from their Guaranties and other obligations under the Loan Documents, if any. The Credit Parties hereby agree to, and are required to, use the proceeds (net of expenses) of the Retail Propane Disposition to pay down existing Indebtedness no later than five (5) Business days after the Retail Propane Disposition is consummated.
10.Limited Effect. Except as expressly provided hereby, all of the terms and provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect. The amendments contained herein shall not be construed as a waiver or amendment of any other provision of the Credit Agreement or the other Loan Documents or for any purpose, except as expressly set forth herein, or a consent to any further or future action on the part of any Credit Party that would require the waiver or consent of the Lenders. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.
11.GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE SUBSTANTIVE LAW OF THE STATE OF NEW YORK.
12.Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart hereof by facsimile or email transmission shall be effective as delivery of a manually executed counterpart hereof.
13.Headings. Section or other headings contained in this Amendment are for reference purposes only and shall not in any way affect the meaning or interpretation of this Amendment.
14.Guarantor Acknowledgement. Each Guarantor party hereto hereby (i) consents to the modifications to the Credit Agreement contemplated by this Amendment and (ii) acknowledges and agrees that its guaranty pursuant to Section 10.18 of the Credit Agreement is, and shall remain, in full force and effect after giving effect to the Amendment.
[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BORROWERS’ AGENT AND BORROWER:

NGL ENERGY OPERATING LLC,
a Delaware limited liability company

By:	/s/ Robert W. Karlovich III

Name:	Robert W. Karlovich III

Title:	Chief Financial Officer and Executive Vice President

PARENT:

NGL ENERGY PARTNERS LP,
a Delaware limited partnership

By:	/s/ Robert W. Karlovich III

Name:	Robert W. Karlovich III

Title:	Chief Financial Officer and Executive Vice President

Signature Page to Amendment No. 6 to Credit Agreement

GUARANTORS:
ANTICLINE DISPOSAL, LLC
CENTENNIAL ENERGY, LLC
CENTENNIAL GAS LIQUIDS ULC
CHOYA OPERATING, LLC
GRAND MESA PIPELINE, LLC
NGL CRUDE CUSHING, LLC
NGL CRUDE LOGISTICS, LLC
NGL CRUDE TERMINALS, LLC
NGL CRUDE TRANSPORTATION, LLC
NGL ENERGY EQUIPMENT, LLC
NGL ENERGY FINANCE CORP.
NGL ENERGY HOLDINGS II, LLC
NGL ENERGY LOGISTICS, LLC
NGL ENERGY OPERATING LLC
NGL ENERGY PARTNERS LP
NGL LIQUIDS, LLC
NGL-MA, LLC
NGL-MA REAL ESTATE, LLC
NGL MARINE, LLC
NGL MILAN INVESTMENTS, LLC
NGL-NE REAL ESTATE, LLC
NGL PROPANE, LLC
NGL SUPPLY TERMINAL COMPANY, LLC
NGL SUPPLY WHOLESALE, LLC
NGL WATER SOLUTIONS, LLC
NGL WATER SOLUTIONS BAKKEN, LLC
NGL WATER SOLUTIONS DJ, LLC
NGL WATER SOLUTIONS EAGLE FORD, LLC
NGL WATER SOLUTIONS PERMIAN, LLC
OPR, LLC
OSTERMAN PROPANE, LLC
TRANSMONTAIGNE LLC
TRANSMONTAIGNE PRODUCT SERVICES LLC
TRANSMONTAIGNE SERVICES LLC

By:	/s/ Robert W. Karlovich III

Name:	Robert W. Karlovich III

Title:	Chief Financial Officer and Executive Vice President

Signature Page to Amendment No. 6 to Credit Agreement

SECURED PARTIES:

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent and as Collateral Agent

By:	/s/ Shai Bandner

Name:	Shai Bandner

Title:	Director

By:	/s/ Rodrigo Torres

Name:	Rodrigo Torres

Title:	Vice President

DEUTSCHE BANK AG, NEW YORK BRANCH,
as a Lender, as Swingline Lender, as an Issuing Bank and as Technical Agent

By:	/s/ Shai Bandner

Name:	Shai Bandner

Title:	Director

By:	/s/ Rodrigo Torres

Name:	Rodrigo Torres

Title:	Vice President

Signature Page to Amendment No. 6 to Credit Agreement

ROYAL BANK OF CANADA,
as a Lender

By:	/s/ Jason S. York

Name:	Jason S. York

Title:	Authorized Signatory

BNP PARIBAS,
as a Lender and Issuing Bank

By:	/s/ Christine Dirringer

Name:	Christine Dirringer

Title:	Managing Director

By:	/s/ Zachary Kaiser

Name:	Zachary Kaiser

Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION
as a Lender

By:	/s/ Kyle T. Helfrich

Name:	Kyle T. Helfrich

Title:	Vice President

BARCLAYS BANK PLC,
as a Lender

By:	/s/ Sydney G. Dennis

Name:	Sydney G. Dennis

Title:	Director

Signature Page to Amendment No. 6 to Credit Agreement

ABN AMRO CAPITAL USA LLC,
as a Lender

By:	/s/ Darrell Holley

Name:	Darrell Holley

Title:	Managing Director

By:	/s/ Anna C. Ferreira

Name:	Anna C. Ferreira

Title:	Vice President

TORONTO DOMINION BANK, NEW YORK BRANCH,
as a Lender

By:	/s/ Annie Dorval

Name:	Annie Dorval

Title:	Authorized Signatory

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Jacob L. Osterman

Name:	Jacob L. Osterman

Title:	Director

MIZUHO BANK, LTD.,
as a Lender

By:	/s/ Donna DeMagistris

Name:	Donna DeMagistris

Title:	Authorized Signatory

Signature Page to Amendment No. 6 to Credit Agreement

UBS AG, STAMFORD BRANCH,
as a Lender

By:
Name:
Title:

By:
Name:
Title:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as a Lender

By:	/s/ Nupur Kumar

Name:	Nupur Kumar

Title:	Authorized Signatory

By:	/s/ Christopher Zybrick

Name:	Christopher Zybrick

Title:	Authorized Signatory

GOLDMAN SACHS BANK USA,
as a Lender

By:	/s/ Chris Lam

Name:	Chris Lam

Title:	Authorized Signatory

MACQUARIE BANK LIMITED,
as a Lender

By:	/s/ Robert McRobbie

Name:	Robert McRobbie

Title:	Division Director

By:	/s/ Robert Trevena

Name:	Robert Trevena

Title:	Division Director

Signature Page to Amendment No. 6 to Credit Agreement

RAYMOND JAMES BANK, N.A.,
as a Lender

By:	/s/ Scott G. Axelrod

Name:	Scott G. Axelrod

Title:	Senior Vice President

CITIZENS BANK, N.A.,
as a Lender

By:	/s/ John Corley

Name:	John Corley

Title:	Director

Signature Page to Amendment No. 6 to Credit Agreement